LINCOLN NATIONAL LIFE INSURANCE COMPANY
                   Lincoln National Variable Annuity Account C

      Supplement dated October 5, 1999 to the Prospectus dated May 1, 1999

This supplement describes certain changes to the Variable Annuity Account available for allocation of Purchase Payments or cash value under the eAnnuity Contract noted above (the "Contract"). Please retain this supplement with your Contract prospectus for your reference. Unless otherwise stated, capitalized terms have the same definitions as in the prospectus.

Changes under the Contract. On or about October 5, 1999, Lincoln National Life Insurance Company ("Lincoln Life") and Lincoln National Variable Annuity Account C (eAnnuity) (the "Separate Account") filed an application with the Securities and Exchange Commission (the "SEC") seeking an order approving the substitution of shares by Lincoln Life replacing (a) shares of Lincoln National Aggressive Growth Fund, Inc. (the "Aggressive Growth Fund") with shares of the AMT Mid Cap Growth Portfolio of the Neuberger Berman Advisers Management Trust and (b) shares of the Lincoln National Global Asset Allocation Fund, Inc. (the "Global Asset Allocation Fund") with shares of the Lincoln National Managed Fund, Inc. (the "Managed Fund"). (The AMT Mid Cap Growth Portfolio and the Managed Fund are together the "New Funds".)

If approved, the effect of the share substitution will be to replace the Aggressive Growth Fund with the AMT Mid Cap Growth Portfolio and the Global Asset Allocation Fund with the Managed Fund, as investment options under your Contract. The AMT Mid Cap Growth Portfolio and the Managed Fund are described in the current prospectus for these New Funds, which you previously received with your May 1, 1999, Contract prospectus.

If approved, Lincoln Life would carry out the proposed substitutions as soon as all necessary regulatory approvals have been obtained, and once the systems needed to perform the substitution are in place (anticipated to be on or about May 1, 2000), by redeeming Aggressive Growth Fund shares in cash and purchasing with the proceeds shares of the AMT Mid Cap Growth Portfolio, and by redeeming Global Asset Allocation Fund shares in cash and purchasing with the proceeds shares of the Managed Fund. If carried out, the proposed substitutions would result in the involuntary reinvestment of contract owner's cash value invested in the Aggressive Growth Fund and Global Asset Allocation Fund.

Additional information about the New Funds, their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the prospectuses for the New Funds, which should be read carefully before investing. THERE IS NO ASSURANCE THAT ANY NEW FUND WILL ACHIEVE ITS STATED OBJECTIVES. Additional copies of the New Funds' prospectuses, as well as their Statements of Additional Information, can be obtained directly from each of the New Funds without charge by writing to the New Fund at the address noted on the front of the New Fund prospectus.

From the date of this supplement until at least 30 days after the proposed substitutions, neither Lincoln Life nor the Separate Account will exercise any rights reserved by it under the Contract to impose restrictions or fees on transfers.

If you have any questions about these changes, please e-mail our Internet Service Center at http://www.annuitynet.com.